Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

    I, Raffaele Sadun, the chief financial officer of SelectQuote, Inc. (the “Company”), certify for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a.    the Annual Report of the Company on Form 10-K/A for the fiscal year ended June 30, 2021 (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

b.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2022

/s/ Raffaele Sadun
Name: Raffaele Sadun Title: Chief Financial Officer (Principal Financial and Accounting Officer)